UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On November 1, 2022, Rocky Mountain Chocolate Factory, Inc. (the “Company”), sent a formal notice to Edible Arrangements, LLC (“Edible Arrangements”), terminating the Exclusive Supplier Operating Agreement, dated December 20, 2019 (“Supplier Agreement”), by and between the Company and Edible Arrangements, and the Ecommerce Licensing Agreement, dated March 16, 2020 (“Licensing Agreement”), by and between the Company and Edible Arrangements.

The Supplier Agreement was terminated by the Company due to an uncured material breach by Edible Arrangements of Section 2(b) of the Supplier Agreement, which provides that Edible Arrangements may not purchase chocolate products for resale that compete with the Company’s products. The Licensing Agreement was terminated by the Company due to an uncured material breach by Edible Arrangements of Section 5(b) of the Licensing Agreement, which requires Edible Arrangements to include on its home page a prominent link to the Company’s marketplace that is no less prominent than any other brand, excluding Edible Arrangements’ brand.

The Company now has no remaining material obligations under the Strategic Alliance Agreement, dated as of December 20, 2019 (“Strategic Alliance Agreement”), by and among the Company, Farids & Co. LLC and Edible Arrangements; the Common Stock Purchase Warrant (“Warrant”), dated December 20, 2019, issued to Edible Arrangements; and the Indemnification Letter Agreement (“Indemnification Agreement”), dated March 16, 2020, by and between the Company and Edible Arrangements. Subsequent to the termination of the Supplier Agreement and Licensing Agreement, no material relationship exists between the Company, or any of the Company’s affiliates or control persons on the one hand, and Edible Arrangements, and any of its affiliates or control persons on the other hand.

Descriptions of the terms of the Supplier Agreement, Licensing Agreement, Strategic Alliance Agreement, Warrant, and Indemnification Agreement, and the full text of these agreements were included in the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on December 23, 2019, and March 23, 2020, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: November 3, 2022	By:	/s/ Robert J. Sarlls
	Name:	Robert J. Sarlls
	Title:	Chief Executive Officer